UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 2, 2010

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (210) 821-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signature
EX-4.1
EX-4.2
EX-4.3
EX-99.1

Item 8.01	Other Events.
Throughout this document, AT&T Inc. is referred to as “AT&T.” On September 2, 2010, AT&T issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.
The form of 5.35% Rule 144A Global Note due 2040 (the “Rule 144A Global Note”) and the form of 5.35% Regulation S Global Note due 2040 (together with the Rule 144A Note, the “New Notes”) are filed as exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference in their entirety.
In connection with the issuance of the New Notes, AT&T entered into a Registration Rights Agreement, dated as of September 2, 2010, with the dealer managers named therein, which will give holders of the New Notes certain exchange and registration rights with respect to the New Notes. A copy of the Registration Rights Agreement is filed as Exhibit 4.3 and is incorporated herein by reference in its entirety.
Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
4.1	Form of 5.35% Rule 144A Global Note due 2040

4.2	Form of 5.35% Regulation S Global Note due 2040

4.3	Registration Rights Agreement, dated as of September 2, 2010

99.1	Press Release of AT&T Inc., dated September 2, 2010

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
Date: September 2, 2010	By:	/s/ John J. Stephens
John J. Stephens
Senior Vice President and Controller